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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 7, 2003
                                                 -------------------------------

                            Advance Auto Parts, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-16797               54-2049910
-------------------------------   -----------------------  ---------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
       incorporation)                                        Identification No.)



  5673 Airport Road, Roanoke, Virginia                             24012
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (540) 362-4911
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

           (a) Exhibits.

               Exhibit
               Number
               ------

                99.1 Press Release of Advance Auto Parts, Inc., dated March 6, 2003

Item 9.    Regulation FD Disclosure.

           On March 6, 2003, Advance Auto Parts, Inc. ("Advance") issued a press release which contains, among other things, information regarding the amendment and restatement of Advance's existing credit agreement which increased the aggregate commitments available under the facility by approximately $350 million. Advance also announced in the press release its intention to utilize these additional commitments to redeem certain of its outstanding notes and debentures and further indicated that it intends to issue notices of redemption to the holders of the notes and debentures on March 14, 2003. Also included in the press release, Advance provided updated per share guidance giving effect to these transactions. The press release is incorporated herein to this Form 8-K by this reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ADVANCE AUTO PARTS, INC.
                                          -------------------------------------
                                                   (Registrant)

Date March 7, 2003                        /s/ Jeffrey T. Gray
     -------------------                  -------------------------------------
                                                  (Signature)*

                                         Jeffrey T. Gray
                                         Senior Vice President, Controller
                                         and Assistant Secretary

*Print name and title of the signing officer under his signature.

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                                  EXHIBIT INDEX

    Exhibit
    Number                               Exhibit Description

    99.1        Press Release of Advance Auto Parts, Inc., dated March 6, 2003